SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 5, 2000

                                 Micromuse Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

       000-23783                                          943288385
(Commission File Number)                              (I.R.S. employer
                                                     identification number)

                             ----------------------

                               139 Townsend Street
                         San Francisco, California 94107

    (Address of principal executive offices and principal places of business)

                                 (415) 538-9090

              (Registrant's Telephone Numbers, Including Area Code)

Item 5--Other Events

At a special meeting of the stockholders of Micromuse Inc., a Delaware corporation (the "Company"), held on December 5, 2000, the stockholders approved amendments to the Company's Restated Certificate of Incorporation ("Restated Certificate") which (1) increased the number of the Company's authorized common stock and (2) allowed all future amendments of the Restated Certificate to be made in the manner prescribed by the General Corporation Law of the state of Delaware. A Certificate of Amendment to the Restated Certificate, providing for such amendments, was filed with the Delaware Secretary of State on December 5, 2000.

The Board of Directors of the Company authorized a 2-for-1 stock split to be effectuated by means of a 100% stock dividend (the "Stock Split") on October 20, 2000, subject to stockholder approval of an increase in the number of authorized shares of the Company's common stock sufficient to cover the number of shares to be issued in connection with the Stock Split. On December 5, 2000, the number of authorized shares of the Company's common stock was increased from 60,000,000 to 200,000,000 shares in order to (1) effectuate the Stock Split and (2) provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions and other corporate needs, without the delay and expense incidental to obtaining stockholder approval each time an opportunity requiring the issuance of shares arises.

Until amended on December 5, 2000, the Company's Restated Certificate required a vote of at least 75% of the voting power of all of the outstanding shares of capital stock of the Company in order to amend, alter or repeal most provisions of the Restated Certificate. In order to provide the flexibility to pursue financing programs, acquisitions and other transactions necessary for the continued success of the Company, the Restated Certificate was amended to allow future amendments of the Restated Certificate to be made in the manner prescribed by the General Corporation Law of the state of Delaware.

A copy of the Company's press release announcing stockholder approval of the amendments to the Restated Certificate is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of factors affecting the Company's operating results are included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission.

Item 7--Financial Statements and Exhibits

       (a)   Financial Statements of Business Acquired.

             Not Applicable.

       (b)   Pro Forma Financial Information.

             Not Applicable.

       (c)   Exhibits.

             The following exhibits are filed as part of this Report:

Exhibit
 Number                             Exhibit Title
------------------------------------------------------------------------------
  3.3 Certificate of Amendment of Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on December 5, 2000

  99.1       Press Release dated December 7, 2000

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 19, 2000               Micromuse Inc.


                                       By:  /s/ James B. De Golia
                                            ------------------------
                                            James B. De Golia
                                            Senior Vice President and Secretary

                                INDEX TO EXHBITS

Exhibit
 Number                         Exhibit Title
------------------------------------------------------------------------------
  3.3 Certificate of Amendment of Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on December 5, 2000

  99.1       Press Release dated December 7, 2000